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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2000

                                   AETNA INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Connecticut                 1-11913                 02-0488491
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      (State or Other             (Commission             (IRS Employer
      Jurisdiction of             File Number)           Identification No.)
       Incorporation)



           151 Farmington Avenue
           Hartford, Connecticut                               06156
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  (Address of Principal Executive Offices)                   (Zip Code)



                                 (860) 273-0123
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              (Registrant's telephone number, including area code)




                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events.


     On May 18, 2000, Aetna Inc. issued a press release announcing that Michael
J. Cardillo, President of Aetna U.S. Healthcare, is retiring. The press release is attached hereto as Exhibit 99.1.

Exhibit 99.1-Press Release dated May 18, 2000.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AETNA INC.




Dated: May 19, 2000                               By: /s/ Alan M. Bennett
                                                     --------------------------
                                                     Name: Alan M. Bennett
                                                     Title: Vice President and
                                                            Corporate Controller